Exhibit 24

POWER OF ATTORNEY

      I, the undersigned Director and/or Officer of Rockwell Automation, Inc., a Delaware corporation (the Company), hereby constitute WILLIAM J. CALISE, JR. and PETER R. KOLYER, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below,

(1) the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2003 and any amendments thereto;

(2) any and all amendments (including supplements and post-effective amendments) to the Registration Statement on Form S-3 (Registration No. 333-43071) registering debt securities of the Company in an aggregate principal amount of up to $1,000,000,000 and any shares of Common Stock, par value $1 per share, of the Company (including the associated Preferred Share Purchase Rights) (collectively, the Common Stock) issuable or deliverable upon conversion or exchange of any such debt securities that are convertible into or exchangeable for Common Stock;

(3) any and all amendments (including supplements and post-effective amendments) to

(a) the Registration Statement on Form S-8 registering securities to be sold under the Company’s 2000 Long-Term Incentives Plan (Registration No. 333-38444);

(b) the Registration Statement on Form S-8 registering securities to be sold under the Company’s 1995 Long-Term Incentives Plan and 1988 Long-Term Incentives Plan (Registration No. 333-17055);

(c) the Registration Statement on Form S-8 registering securities to be sold pursuant to the Company’s Salaried Retirement Savings Plan, as amended, the Company’s Retirement Savings Plan for Certain Employees, as amended, and the Company’s Non-Represented Hourly Retirement Savings Plan, as amended, (Registration No. 333-17031);

(d) the Registration Statement on Form S-8 registering securities to be sold pursuant to the Company’s Employee Savings and Investment Plan for Represented Hourly Employees, as amended (Registration No. 333-17405);

(e) the Registration Statement on Form S-8 registering securities to be sold pursuant to the Company’s Retirement Savings Plan for Represented Hourly Employees, as amended (Registration No. 333-89219);

(f) the Registration Statement on Form S-8 registering securities to be sold under the Company’s Deferred Compensation Plan (Registration No. 333-34826);

(g) the Registration Statement on Form S-8 registering securities to be sold under the Company’s Directors Stock Plan (Registration No. 333-93593); and

(h) the Registration Statement on Form S-8 registering securities to be sold pursuant to the Company’s 2003 Directors Stock Plan (Registration No. 333-101780).

(4) any and all amendments (including supplements and post-effective amendments) to the Registration Statement on Form S-3 Registration No. 333-24685) registering

(a) certain shares of Common Stock acquired or which may be acquired by permitted transferees upon the exercise of transferable options assigned or to be assigned to them by certain participants in the Company’s 1988 Long-Term Incentives Plan in accordance with that Plan; and

(b) the offer and resale by any such permitted transferee who may be deemed to be an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended (an Affiliate Selling Shareowner), of Common Stock so acquired or which may be acquired by such Affiliate Selling Shareowner upon exercise of any such transferable option.

Signature	Title	Date

/s/ DON H. DAVIS, JR. Don H. Davis, Jr.	Chairman of the Board and Chief Executive Officer (principal executive officer)	November 5, 2003

/s/ BETTY C. ALEWINE Betty C. Alewine	Director	November 5, 2003

/s/ J. MICHAEL COOK J. Michael Cook	Director	November 5, 2003

/s/ WILLIAM H. GRAY, III William H. Gray, III	Director	November 5, 2003

/s/ VERNE G. ISTOCK Verne G. Istock	Director	November 5, 2003

/s/ WILLIAM T. MCCORMICK, JR. William T. McCormick, Jr.	Director	November 5, 2003

/s/ BRUCE M. ROCKWELL Bruce M. Rockwell	Director	November 5, 2003

/s/ DAVID B. SPEER David B. Speer	Director	November 5, 2003

/s/ JOSEPH F. TOOT, JR. Joseph F. Toot, Jr.	Director	November 5, 2003

/s/ KENNETH F. YONTZ Kenneth F. Yontz	Director	November 5, 2003

/s/ MICHAEL A. BLESS Michael A. Bless	Senior Vice President and Chief Financial Officer (principal financial officer)	November 4, 2003

/s/ WILLIAM J. CALISE, JR. William J. Calise, Jr.	Senior Vice President, General Counsel and Secretary	November 4, 2003

/s/ DAVID M. DORGAN David M. Dorgan	Vice President and Controller (principal accounting officer)	November 4, 2003

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